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                                                                   EXHIBIT 10.22




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Bioanalytical Systems, Inc.                             Bank One, Indiana, NA      Loan Number
2701 Kent Avenue                                        201 Main Street            Date: September 22, 1997
West Lafayette, IN 47906                                Lafayette, IN 47902        Maturity Date: March 1, 1998
35-1345024                                                                         Loan Amount: $1,000,000.00
                                                                                   Renewal Of 489/487



             BORROWER'S NAME AND ADDRESS                                      LENDER'S NAME AND ADDRESS
"I" includes each borrower above, joint and severally.                        "You" means the lender, its successors and assigns.

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of One Million and 00/100 Dollars $1,000,000.00.


SINGLE ADVANCE: I will receive all of this principal sum on _____________________________. No additional advances are contemplated under this note.

[x]     MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note.  On September 22, 1997 I will receive the amount of $0.00 and future principal advances are contemplated.
        CONDITIONS: The conditions for future advances are
                                                             -----------------------------
        OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time.  This feature is subject to all other conditions and expires on ___________________.

[x]     CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time
        (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from September 22, 1997 at the rate of 8.75%.
[x]     VARIABLE RATE: This rate may then change as stated below.

        [x]     INDEX RATE: The future rate will be 1/4% above the following index rate: Bank One, Indiana, NA Prime Rate

        _       NO INDEX: The future rate will not be subject to any internal or external index.  It will be entirely in your control.

[x]             FREQUENCY AND TIMING: The rate on this note may change as often as daily.  A change in the interest rate will take effect on the same day Bank One, Indiana, NA Prime Rate changes.

        _       LIMITATIONS: During the term of the loan, the applicable annual interest rate will not be more than _________% or less than __________%.  The rate may not change more than ______________% each __________________.

        EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:
        _       The amount of each scheduled payment will change.                  [X]  The amount of the final payment will change.
        _       ______________________________________

ACCRUAL METHOD:  Interest will be calculated on a 360 day basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

       _   on the same fixed or variable rate basis in effect before maturity (as indicated above).

       [X] at a rate equal to (3 1/4%) above Bank One, Indiana, NA Prime Rate

[X]    LATE CHARGE: If a payment is made more than 15 days after it is due, I agree to pay a late charge of five (5.0%) of the payment amount, subject to minimum of $25.00 and a maximum of $250.00.

_      ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which ____ are ____are not included in the principal amount above.

PAYMENTS: I agree to pay this note as follows:

[X]   INTEREST: I agree to pay accrued interest commencing November 1, 1997 and continuing on the 1st day of each month thereafter.

[X]   PRINCIPAL: I agree to pay the principal March 1, 1998

[X]   INSTALLMENTS: I agree to pay this note in _______ payments.  The first payment will be in the amount of $______________
      and will be due  ___________________.  A payment of $______________ will be due
      ________________________________________________ thereafter.  The final payment of the entire unpaid balance of principal and interest will be due ______________________________.

ADDITIONAL TERMS:
This loan is issued under the provisions of a Commitment Letter dated September 22, 1997.

Secured:
Mortgage dated January 23, 1987 (1205 Kent Avenue) and Mortgage dated July 19, 1996 and Mortgage Modification dated September 22,
1997 (2701 & 2801 Kent Avenue) Security Agreement dated April 22, 1991 (receivables & inventory) and Security Agreement dated August
22, 1996 (mass-spectrometer) and Security Agreement dated July 24, 1997 (range hoods)
Additionally, secured by equipment to be purchased and a Security Agreement dated August 30, 1996 (computer equipment)

[x]   SECURITY: This note is separately secured by (describe separate document by type and date):  PURPOSE: The purpose of this loan is support capital expenditures.

      SEE ABOVE                                                                                 SIGNATURES: I AGREE TO
                                                                                                THE TERMS OF THIS NOTE (INCLUDING
                                                                                                THOSE ON PAGE 2).  I have received a
                                                                                                copy on today's date.

   (This section is for your internal use.  Failure to list a separate security document does not mean the agreement will not secure this note.)

Signature for Lender                                                                            Bioanalytical Systems, Inc.
                                                                                                ---------------------------
Bank One, Indiana, NA                                                                           By: /s/ LINA REEVES-KERNER
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By:   /s/ TONY S. ALBRECHT

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